Exhibit 99.2

NOV Re-Segmentation

Rig Technologies
Rig Equipment
Capital Equipment
Aftermarket
Marine and Construction
Completion & Production Solutions
Subsea Production Systems
Intervention and Stimulation Equipment
Production and Midstream, APL, Wellstream Processing
Industrial Products
XL Systems
Fiber Glass Systems
Completion Tools
Wellbore Technologies
ReedHycalog
Downhole
Directional Drilling Technologies
M/D Totco
Grant Prideco
Tuboscope
WellSite Services
NOV
Energy Equipment
Rig Technologies
Capital Equipment
Aftermarket
Marine and Construction
APL, Wellstream Processing
Subsea Production Systems
Intervention and Stimulation Equipment
Production and Midstream
Industrial Products
Energy Products and Services
ReedHycalog
Downhole
Directional Drilling Technologies
M/D Totco
Grant Prideco
Tuboscope
XL Systems
WellSite Services
Completion Tools
Fiber Glass Systems
NOV

NOV Inc.

Selected Financial Data (A)

(In millions)

(Unaudited except where noted)

As reported prior to January 1, 2024	2021				2022				2023
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	2019	2020	2021	2022	2023
Revenue (Audited):
Wellbore Technologies	$413	$463	$507	$576	$608	$666	$741	$762	$745	$804	$799	$824	$3,214	$1,867	$1,959	$2,777	$3,172
Completion & Production Solutions	439	497	478	549	530	639	681	738	718	753	760	803	2,771	2,433	1,963	2,588	3,034
Rig Technologies	431	487	390	431	441	462	511	620	550	606	686	766	2,682	1,919	1,739	2,034	2,608
Eliminations	(34)	(30)	(34)	(39)	(31)	(40)	(44)	(47)	(51)	(70)	(60)	(50)	(188)	(129)	(137)	(162)	(231)
Total	$1,249	$1,417	$1,341	$1,517	$1,548	$1,727	$1,889	$2,073	$1,962	$2,093	$2,185	$2,343	$8,479	$6,090	$5,524	$7,237	$8,583

Adjusted EBITDA (B):
Wellbore Technologies	$34	$63	$77	$88	$101	$122	$145	$146	$133	$164	$166	$160	$527	$178	$262	$514	$623
Completion & Production Solutions	(4)	4	(5)	2	10	32	56	66	54	69	67	86	258	230	(3)	164	276
Rig Technologies	13	75	25	21	36	41	52	88	69	71	100	109	347	117	134	217	349
Eliminations and corporate costs	(43)	(38)	(41)	(42)	(44)	(45)	(58)	(69)	(61)	(59)	(66)	(61)	(247)	(175)	(164)	(216)	(247)
Total	$-	$104	$56	$69	$103	$150	$195	$231	$195	$245	$267	$294	$885	$350	$229	$679	$1,001

Adjusted EBITDA % (C):
Wellbore Technologies	8.2%	13.6%	15.2%	15.3%	16.6%	18.3%	19.6%	19.2%	17.9%	20.4%	20.8%	19.4%	16.4%	9.5%	13.4%	18.5%	19.6%
Completion & Production Solutions	-0.9%	0.8%	-1.0%	0.4%	1.9%	5.0%	8.2%	8.9%	7.5%	9.2%	8.8%	10.7%	9.3%	9.5%	-0.2%	6.3%	9.1%
Rig Technologies	3.0%	15.4%	6.4%	4.9%	8.2%	8.9%	10.2%	14.2%	12.5%	11.7%	14.6%	14.2%	12.9%	6.1%	7.7%	10.7%	13.4%
Eliminations and corporate costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
NOV consolidated	0.0%	7.3%	4.2%	4.5%	6.7%	8.7%	10.3%	11.1%	9.9%	11.7%	12.2%	12.5%	10.4%	5.7%	4.1%	9.4%	11.7%

Completion & Production Solutions (D):
Ending backlog	$810	$1,003	$1,107	$1,287	$1,364	$1,442	$1,478	$1,602	$1,601	$1,586	$1,626	$1,822	$1,305	$696	$1,287	$1,602	$1,822
Revenue out of backlog	267	276	266	311	308	401	425	472	422	477	466	513	1,625	1,526	1,120	1,606	1,878
Order additions, net	338	462	384	495	339	530	493	557	407	450	530	676	2,055	915	1,679	1,919	2,063
Adjustments (1)	43	7	(14)	(4)	46	(51)	(32)	39	14	12	(24)	33	(19)	2	32	2	35

Rig Technologies (D):
Ending backlog	$2,591	$2,655	$2,784	$2,767	$2,893	$2,839	$2,781	$2,793	$2,876	$2,893	$2,968	$2,868	$2,994	$2,669	$2,767	$2,793	$2,868
Revenue out of backlog	190	168	158	188	190	174	202	257	179	205	248	314	1,136	807	704	823	946
Order additions, net	112	232	300	191	236	140	119	254	251	222	178	214	1,013	467	835	749	865
Adjustments (1)	-	-	(13)	(20)	80	(20)	25	15	11	-	145	-	-	15	(33)	100	156

Other items excluded from Adjusted EBITDA (2) (E):
Wellbore Technologies	$4	$18	$7	$2	$23	$7	$31	$(1)	$-	$(1)	$3	$42	$3,794	$840	$31	$60	$44
Completion & Production Solutions	(2)	(6)	7	2	16	1	19	-	(1)	-	2	25	2,042	1,138	1	36	26
Rig Technologies	3	8	8	3	6	(8)	13	(11)	(3)	(7)	(3)	(18)	784	424	22	-	(31)
Eliminations and corporate costs	2	-	2	1	-	14	-	4	-	1	5	6	11	40	5	18	12
Total	$7	$20	$24	$8	$45	$14	$63	$(8)	$(4)	$(7)	$7	$55	$6,631	$2,442	$59	$114	$51

Proforma for re-segmentation (F)	2021				2022				2023
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	2019	2020	2021	2022	2023
Revenue:
Energy Products and Services	$536	$591	$639	$727	$750	$859	$943	$985	$941	$1,029	$1,034	$1,073	$4,064	$2,665	$2,493	$3,537	$4,077
Energy Equipment	735	848	726	819	825	897	976	1,121	1,052	1,117	1,195	1,305	4,512	3,502	3,128	3,819	4,669
Eliminations	(22)	(22)	(24)	(29)	(27)	(29)	(30)	(33)	(31)	(53)	(44)	(35)	(97)	(77)	(97)	(119)	(163)
Total	$1,249	$1,417	$1,341	$1,517	$1,548	$1,727	$1,889	$2,073	$1,962	$2,093	$2,185	$2,343	$8,479	$6,090	$5,524	$7,237	$8,583

Adjusted EBITDA (B):
Energy Products and Services	$32	$65	$76	$90	$108	$143	$158	$174	$154	$198	$197	$193	$636	$291	$263	$583	$742
Energy Equipment	5	69	14	16	34	46	81	115	94	99	124	147	423	197	104	$276	464
Eliminations and corporate costs	(37)	(30)	(34)	(37)	(39)	(39)	(44)	(58)	(53)	(52)	(54)	(46)	(174)	(138)	(138)	$(180)	(205)
Total	-	$104	$56	$69	$103	$150	$195	$231	$195	$245	$267	$294	$885	$350	$229	$679	$1,001

Adjusted EBITDA % (C):
Energy Products and Services	6.0%	11.0%	11.9%	12.4%	14.4%	16.6%	16.8%	17.7%	16.4%	19.2%	19.1%	18.0%	15.6%	10.9%	10.5%	16.5%	18.2%
Energy Equipment	0.7%	8.1%	1.9%	2.0%	4.1%	5.1%	8.3%	10.3%	8.9%	8.9%	10.4%	11.3%	9.4%	5.6%	3.3%	7.2%	9.9%
Eliminations and corporate costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
NOV consolidated	0.0%	7.3%	4.2%	4.5%	6.7%	8.7%	10.3%	11.1%	9.9%	11.7%	12.2%	12.5%	10.4%	5.7%	4.1%	9.4%	11.7%

Energy Equipment (D):
Ending Backlog	$3,109	$3,338	$3,522	$3,633	$3,763	$3,742	$3,667	$3,769	$3,840	$3,859	$3,993	$4,149	$3,878	$3,174	$3,633	$3,769	$4,149
Revenue out of backlog	360	342	318	379	387	407	465	541	457	505	537	630	2,080	1,744	1,399	1,800	2,129
Order additions, net	309	565	529	513	391	457	396	595	505	511	548	756	2,346	1,023	1,916	1,839	2,320
Adjustments	(14)	6	(27)	(23)	126	(71)	(6)	48	23	13	123	30	(18)	17	(58)	97	189

Other items excluded from Adjusted EBITDA (2) (E):
Energy Products and Services	$4	$18	$7	$3	$24	$9	$39	$-	$-	$(1)	$4	$50	$4,231	$1,145	$32	$72	$53
Energy Equipment	1	2	15	4	21	(9)	24	(12)	(4)	(7)	(2)	(1)	2,389	1,257	22	24	(14)
Eliminations and corporate costs	2	-	2	1	-	14	-	4	-	1	5	6	11	40	5	18	12
Total	$7	$20	$24	$8	$45	$14	$63	$(8)	$(4)	$(7)	$7	$55	$6,631	$2,442	$59	$114	$51

(1)
includes cancelations, pricing on existing orders, and FX
(2)
excludes (gains) and losses on sales of fixed assets

(A)
The following presents certain actual selected financial data for the periods indicated, as well as certain unaudited pro forma financial data for the same periods which has been adjusted to show the pro forma results if presented in accordance with NOV’s previously announced re-segmentation. Pursuant to the re-segmentation, effective January 1, 2024, NOV will be consolidating its reporting structure into two segments: Energy Equipment and Energy Products and Services. Further detail regarding the re-segmentation can be found in the "Re-segmentation Diagram." The following contains certain non-GAAP financial measures. These measures should not be considered alternatives to the comparable GAAP financial measures as indicators of NOV’s financial performance.
(B)
Adjusted EBITDA is a non-GAAP financial measure. See “Reconciliation of Adjusted EBITDA" attached for a reconciliation of the comparable GAAP financial measure to Adjusted EBITDA.
(C)
Adjusted EBITDA % is a non-GAAP financial measure. Adjusted EBITDA % is a ratio showing Adjusted EBITDA as a percentage of sales. A presentation of the most comparable GAAP ratio can be found at “Reconciliation of Adjusted EBITDA."
(D)
Backlog is not a term recognized under GAAP; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by other companies. New orders are added to backlog only when the Company receives a firm written order for major completion and production components or a contract related to a construction project. Projects that are delayed or suspended for more than 1 year with no firm delivery commitment are removed from backlog. [Our backlog estimates require substantial judgment and are based on a number of assumptions. These assumptions may turn out to be inaccurate, including for reasons outside of management's control.] Backlog should be considered in addition to, rather than as a substitute for, reported revenue .
(E)
Reflects “Other items” excluded from the calculation of Adjusted EBITDA. Please refer to “Reconciliation of Adjusted EBITDA for a reconciliation of all items excluded from the calculation of Adjusted EBITDA.
(F)
The unaudited pro forma financial data is presented for illustrative purposes only. The unaudited pro forma financial data is based upon available information and certain assumptions that management believes are reasonable under the circumstances.

NOV Inc.

Reconciliation of Adjusted EBITDA

(In millions)

	2021				2022				2023
Reconciliation of Adjusted EBITDA:	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	2019	2020	2021	2022	2023
GAAP net income attributable to Company	$(115)	$(26)	$(69)	$(40)	$(50)	$69	$32	$104	$126	$155	$114	$598	$(6,095)	$(2,542)	$(250)	$155	$993
Noncontrolling interests	1	3	4	(3)	1	1	3	(5)	(1)	2	(6)	(3)	2	5	5	-	(8)
Provision (benefit) for income taxes	(6)	2	5	14	14	(2)	29	42	20	19	48	(460)	(369)	(242)	15	83	(373)
Interest expense	20	19	19	19	19	19	19	21	21	21	23	23	100	84	77	78	88
Interest income	(2)	(2)	(3)	(2)	(1)	(5)	(6)	(7)	(8)	(8)	(5)	(7)	(20)	(7)	(9)	(19)	(28)
Equity income in unconsolidated affiliate	4	-	2	(1)	(6)	(14)	(12)	(36)	(48)	(37)	(16)	(18)	13	260	5	(68)	(119)
Other expense, net	10	16	(1)	(2)	2	-	(10)	43	16	29	25	28	90	17	23	35	98
(Gain) or Loss on Sales of Fixed Assets	2	(5)	-	1	5	(7)	1	1	(4)	-	-	1	-	(19)	(2)	-	(3)
Depreciation and amortization	79	77	75	75	74	75	76	76	77	71	77	77	533	352	306	301	302
Other items	7	20	24	8	45	14	63	(8)	(4)	(7)	7	55	6,631	2,442	59	114	51
Total Adjusted EBITDA	$-	$104	$56	$69	$103	$150	$195	$231	$195	$245	$267	$294	$885	$350	$229	$679	$1,001

Revenue	$1,249	$1,417	$1,341	$1,517	$1,548	$1,727	$1,889	$2,073	$1,962	$2,093	$2,185	$2,343	$8,479	$6,090	$5,524	$7,237	$8,583

Adjusted EBITDA as a % of Revenue	0.0%	7.3%	4.2%	4.5%	6.7%	8.7%	10.3%	11.1%	9.9%	11.7%	12.2%	12.5%	10.4%	5.7%	4.1%	9.4%	11.7%